UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 14, 2022

Date of Report (date of earliest event reported)

Parabellum Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-40845	86-2219674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd.,Suite 2125

Dallas, TX 75219

(Address of principal executive offices)

(972) 591-8349

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and three-quarters of one redeemable warrant Class A common stock, par value $0.0001 per share	PRBM.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	PRBM	The New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of Class A common stock for an exercise price of $11.50 per share	PRBM.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2022, Parabellum Acquisition Corp. (the “Company” or “Parabellum”) issued a convertible unsecured promissory note (the “Working Capital Note”) in the principal amount of $350,000 to Parabellum Acquisition Partners, LLC, a Delaware limited liability company (the “Sponsor”). The Company issued the Working Capital Note in consideration for a loan from the Sponsor to fund the Company’s working capital requirements. Up to $1.5 million of the loans may be settled in whole warrants to purchase Class A common stock of the Company at a conversion price equal to $1.00 per warrant. The loans will not bear any interest, and will be repayable by the Company to the Sponsor upon the earlier of the date by which the Company consummates its initial business combination or the date that the winding up of the Company is effective. The Working Capital Note is convertible at the Sponsor’s election and upon the consummation of our initial business combination. Upon such election, the convertible note will convert, at a price of $1.00 per warrant, into warrants identical to the private placement warrants issued in connection with the Company’s initial public offering.

The foregoing description of the Working Capital Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Working Capital Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein. The maturity date of the Working Capital Note may be accelerated upon the occurrence of an Event of Default (as defined therein). Any outstanding principal under the Working Capital Note may be prepaid at any time by the Company, at its election and without penalty; provided, however, that the Sponsor shall have a right to first convert such principal balance as described in Section 3 of the Working Capital Note upon notice of such prepayment.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. An aggregate of 350,000 private placement-equivalent warrants of the Company would be issued if the entire principal balance of the Working Capital Note is converted. The warrants that may be issued pursuant to the Working Capital Note will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. Each warrant will entitle the holder thereof to purchase one share of Class A common stock of the Company at an exercise price of $11.50 per share, subject to certain adjustments.  Such warrants will be identical to the warrants sold as part of the units sold in the Company’s initial public offering except that, so long as they are held by the Sponsor or its permitted transferees, (i) they will not be redeemable by the Company, (ii) they (including the Class A common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the sponsor until 30 days after the completion of the initial business combination and (iii) they may be exercised by the holders on a cashless basis.

Additional Information and Where to Find It

Parabellum executed a Business Combination Agreement (the “Business Combination Agreement”), dated as of November 13, 2022, with EnOcean GmbH, a German private limited company incorporated under the laws of Germany (“EnOcean”), EnOcean Holdings B.V., a private company with limited liability incorporated under the Laws of the Netherlands and formed by certain shareholders of EnOcean (“Holdco”) and Artemis Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”) (the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

In connection with the proposed Business Combination, Holdco intends to file with the SEC a registration statement on Form F-4, which will include a preliminary proxy statement to be distributed to holders of Parabellum’s common stock in connection with Parabellum’s solicitation of proxies for the vote by Parabellum’s stockholders with respect to the Business Combination and other matters as described in the F-4 Registration Statement and a prospectus relating to the offer of the securities to be issued to Parabellum’s stockholders in connection with the Business Combination. After the F-4 Registration Statement has been filed and declared effective, Parabellum will mail a definitive proxy statement/prospectus, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Parabellum, EnOcean and the Business Combination.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Parabellum Acquisition Corp., 3811 Turtle Creek Blvd., Suite 2125, Dallas, Texas, or by telephone at (972) 591-8349.

Participants in the Solicitation

EnOcean and Parabellum and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Parabellum’s stockholders in respect of the proposed business combinations and related transactions. Information regarding Parabellum’s directors and executive officers is available in its final prospectus filed with the SEC under Rule 424(b)(4) on September 29, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements/prospectus related to the proposed business combinations and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements:

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed business combination and other transactions described herein and the expected timing of completion thereof, Parabellum, and Parabellum’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies thereto and the future business plans of EnOcean and Parabellum. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on Parabellum’s current expectations and beliefs of the management of Parabellum and/or EnOcean in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on EnOcean and Parabellum as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting EnOcean or Parabellum will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the F-4 Registration Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of Parabellum is not obtained; the ability of Holdco to meet NYSE listing standards; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to EnOcean; risks related to the rollout of EnOcean’s business and the timing of expected business milestones; the effects of competition on EnOcean’s business; the amount of redemption requests made by Parabellum’s stockholders; the ability of Parabellum or EnOcean to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; whether EnOcean will have sufficient capital upon the approval of the transactions to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of Parabellum’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Parabellum’s filings with the SEC, and in Parabellum’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this Current Report are made as of the date hereof, based on information available to Parabellum and/or EnOcean as of the date hereof, and Parabellum and/or EnOcean assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits

Exhibit Number
10.1	Promissory Note for Working Capital

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2022	PARABELLUM ACQUISITION CORP.

	By:	/s/ Narbeh Derhacobian
	Name:	Narbeh Derhacobian
	Title:	Chief Executive Officer